Exhibit 10.5(b)


                                 FIRST AMENDMENT TO
                                    BANK AGREEMENT
                                      (SERIES 1)


                    FIRST AMENDMENT, dated as of August 21, 1992 (the "First Amendment"), to the agreement by and among J&B Management Company, J&B Management Corp., Sulgrave Realty Corporation, Wilmart Development Corp. and The Bank of New York, dated as of August 14, 1990 (the "Bank Agreement").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                    WHEREAS, J&B Management Company, a New Jersey general partnership, and its affiliates: J&B Management Corp., Sulgrave Realty Corporation, and Wilmart Development Corp., each of which is a corporation duly organized and validly existing under the laws of the State of New Jersey (hereinafter J&B Management Company, J&B Management Corp., Sulgrave Realty Corporation and Wilmart Development Corp. are sometimes referred to, collectively, as the "Company") and The Bank of New York (the "Bank") executed the Bank Agreement as of August 14, 1990, in connection with the Company's issuance of its Series 1 12% Debentures due June 16, 2000 (the "Debentures") (capitalized terms not defined herein shall have the meanings ascribed to them in the Bank Agreement); and

                    WHEREAS, the Company desires to amend the Bank Agreement so that the Company at its discretion may (i) deposit with the Bank additional Purchase Notes as Set Aside Purchase Notes or (ii) withdraw any of the Set Aside Purchase Notes held by the Bank and replace such withdrawn Set Aside Purchase Note with any one or more Purchase Notes of which the Company is the holder; provided, however, that following such substitution the aggregate principal balance of Set Aside Purchase Notes held by the Bank shall not be less than twice the aggregate principal balance of the Debentures that remain outstanding; and

                    WHEREAS, the Company desires to amend the Bank Agreement to reflect that the Company no longer serves as managing agent for the properties that underlie the Set Aside Purchase Notes and, accordingly, management fees no longer serve as collateral for the Debentures.

                    NOW, THEREFORE, the parties hereto agree as follows;

                    1. The Bank Agreement is hereby amended by adding the following as Section 7.10.

                         Section 7.10.  Substitution and Addition of
                                        ----------------------------
                     Set Aside Purchase Notes. (a)  The Company may from
                    -------------------------
                    time to time deposit with the Bank as a Set Aside Purchase Note any one or more Purchase Notes of which it is the holder (any such Purchase Note shall be defined for the purposes herein as an "Additional Set Aside Purchase Note").

                         (b)  The Company may from time to time
                    withdraw any one or more of the Set Aside
                    Purchase Notes (a withdrawn Set Aside
                    Purchase Note shall be defined for the
                    purposes herein as a "Withdrawn Set Aside
                    Purchase Note") and substitute for the
                    Withdrawn Set Aside Purchase Note any one or more Purchase Notes of which it is the holder (any such Purchase Note shall be defined for the purposes herein as a "Substitute Set Aside Purchase Note"); provided, however, that the Company may only withdraw and substitute Set Aside Purchase Notes so long as (i) no Event of Default has occurred as is continuing and (ii) the aggregate principal balance of the Set Aside Purchase Notes held by the Bank after the Withdrawn Set Aside Purchase Note is withdrawn and the Substitute Set Aside Purchase Note is deposited with the Bank remains twice the principal balance of the Debentures that remain outstanding.

                         (c)  In order to effect the deposit of
                    an Additional Set Aside Purchase Note as described in Section 7.10(a) hereof or the substitution of a Substitute Set Aside Purchase Note for a Withdrawn Set Aside Purchase Note as described in Section 7.3(b) hereof, the Company shall deliver the Additional Set Aside Purchase Note or the Substitute Set Aside Purchase, as the case may be, to the Bank along with the Consent and Agreement described in Section 7.2(c) hereof, the Financing Statements pertaining to such Additional Set Aside Purchase Note or Substitute Set Aside Purchase Note, the Consent, Assignment and Agreement described in Section 7.3(c) hereof, and the related Financing Statements pertaining to the Purchased Partnership Interest securing such Additional Set Aside Purchase Note or Substitute Set Aside Purchase Note. Upon receiving a Substitute Set Aside Purchase Note and the related documents described in the preceding sentence, the security interest and assignment created by this Bank Agreement, the Consent and Agreement described in section 7.2(c) hereof, the Consent, Assignment and Agreement described in Section 7.3(c) hereof and, if held by the Bank, the Consent and Agreement described in
                    Section 7.4(c) hereof, each as relates to the Withdrawn Set Aside Purchase Note, shall automatically terminate and shall have no further force or effect. Thereupon, the Bank shall (i) return the Withdrawn Set Aside Purchase Note to the Company, (ii) execute and deliver to the Company an instrument prepared by J&B effecting a release by the Bank of the existing assignment of the Security Interest and Security Agreement covering the related Purchased Partnership Interest, (iii) file with the appropriate governmental authorities indicated by J&B to the Bank, Financing Statements delivered by J&B to the Bank recording the termination of the Bank's security interest and assignment granted under this Bank Agreement and (iv) return to J&B the Consent, Agreement described in Section 7.2(c) hereof and the Consent and Assignment and Agreement described in Section 7.3(c) hereof, each as relates to such Withdrawn Set Aside Purchase Note. The Company will notify the Debenture holders of any addition or substitution of a Set Aside Purchase Note within sixty (60) days thereof and provide those Debenture holders with the information pertaining to the Additional Set Aside Purchase Note or Substitute Set Aside Purchase Note, as the case may be, that would have been contained in the Memorandum had such additional Set Aside Purchase Note originally been included as one of the Set Aside Purchase Notes described therein.

                         (d)  After the deposit of an Additional
                    Set Aside Purchase Note or the substitution of a Substitute Set Aside Purchase Note for a Withdrawn Set Aside Purchase Note, such Additional Set Aside Purchase Note or Substitute Set Aside Purchase Note shall be deemed to be a Set Aside Purchase Note for all purposes as set forth in this Bank Agreement.

                    2. The Bank Agreement is hereby further amended to accurately reflect that the Company will not serve as managing agent for the properties that underlie the Set Aside Purchase Notes and will not receive management fees from those properties by deleting all references to Management Fees, contracts for Management Fees and the Consents and Agreements executed pursuant to Section 7.4(c) in connection therewith.

                    3. The Bank Agreement is hereby further amended by deleting Section 7.4 in its entirety. The Bank shall file with the appropriate governmental authorities indicated by J&B to the Bank, Financing Statements, which J&B shall deliver to the Bank, amending the Financing Statements pertaining to the properties that underlie the Set Aside Purchase Notes to release from the security interest created thereby the management fees associated with each such property.

                    4. The Bank shall return to the Company within 15 days from the date hereof, the Consent and Agreement as described in Section 7.4(c) hereof pertaining to each Set Aside Purchase Note.

                    5. Except as herein specifically amendment, all of the terms, covenants, provisions and conditions of the Bank Agreement shall continue to remaining in full force and effect.

                    6. This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                    IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.


                              J&B MANAGEMENT COMPANY


                              By:  /s/ Bernard M. Rodin
                                   ---------------------------------------
                                   Title:  General Partner

                              J&B MANAGEMENT CORP.


                              By:  /s/ Bernard M. Rodin
                                   --------------------------------------
                                   Title:  Vice President

                              SULGRAVE REALTY CORPORATION


                              By:  /s/ Bernard M. Rodin
                                   --------------------------------------
                                   Title:  Vice President

                              WILMART DEVELOPMENT CORP.


                              By:  /s/ Bernard M. Rodin
                                   --------------------------------------
                                   Title:  Vice President

                              THE BANK OF NEW YORK


                              By:  /s/ Peter Lagatta
                                   -------------------------------------
                                   Title:   Assistant Vice President